Discontinued Operations	12 Months Ended
Nov. 30, 2019
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations	Discontinued Operations
On June 5, 2018, we sold 48% of National Beef to Marfrig for $907.7 million in cash, reducing our then ownership in National Beef to 31%. As of the closing of the sale on June 5, 2018, we deconsolidated our investment in National Beef and accounted for our remaining interest under the equity method of accounting.

The sale of National Beef met the GAAP criteria to be classified as a discontinued operation as the sale represented a strategic shift that had a major effect in our operations and financial results. As such, we have classified the results of National Beef prior to June 5, 2018 as a discontinued operation and reported those results in Income from discontinued operations, net of income tax provision in the Consolidated Statements of Operations.
A summary of the results of discontinued operations for National Beef is as follows (in thousands):

	Period Ended June 4, 2018 (1)	Twelve Months Ended December 31, 2017
Revenues:
Beef processing services	$3,137,611	$7,353,663
Interest income	131	339
Other	4,329	4,946
Total revenues	3,142,071	7,358,948

Expenses:
Compensation and benefits	17,414	39,884
Cost of sales	2,884,983	6,764,055
Interest expense	4,316	6,657
Depreciation and amortization	43,959	98,515
Selling, general and other expenses	14,291	42,525
Total expenses	2,964,963	6,951,636

Income from discontinued operations before income taxes	177,108	407,312
Income tax provision	47,045	118,681
Income from discontinued operations, net of income tax provision	$130,063	$288,631

(1) The operations of National Beef from January 1, 2018 through June 4, 2018, are included in discontinued operations for our eleven months ended November 30, 2018.

Net income attributable to the redeemable noncontrolling interests in the Consolidated Statements of Operations includes $37.1 million and $85.3 million for the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively, related to National Beef's noncontrolling interests. Pre-tax income from discontinued operations attributable to Jefferies Financial Group Inc. common shareholders was $140.0 million and $322.0 million for the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively.

As discussed above, we accounted for our retained 31% ownership of National Beef subsequent to the sale to Marfrig under the equity method. For the twelve months ended November 30, 2019 and the period from June 5, 2018 through November 30, 2018, we recorded $232.0 million and $110.0 million, respectively, in Income (loss) related to associated companies from our 31% ownership in National Beef and we received distributions from National Beef of $349.2 million and $48.7 million, respectively. The pre-tax income of 100% National Beef for the period from December 1, 2018 through November 29, 2019 and the period from June 5, 2018 through November 30, 2018 was $773.7 million and $367.2 million, respectively. On November 29, 2019, we sold our remaining 31% interest in National Beef to Marfrig and other shareholders.

During the eleven months ended November 30, 2018, we have also recorded a pre-tax gain on the 2018 National Beef sale of $873.5 million ($643.9 million after-tax) which is reported in Gain on disposal of discontinued operations, net of income tax provision in the Consolidated Statements of Operations. Included in the $873.5 million pre-tax gain on the sale of National Beef was approximately $352.4 million related to the revaluation of our retained 31% interest in National Beef to fair value. The $592.3 million fair value of our retained 31% interest in National Beef was based on the implied equity value of 100% of National Beef from the transaction with Marfrig and is considered a Level 3 input. The transaction with Marfrig was based on a $1.9 billion equity valuation and a $2.3 billion enterprise valuation.